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                                 EXHIBIT 10.02

                               PURCHASE CONTRACT

                                    between

                           Murray Services Ltd B.V.I.
                                   Town Road
                        Tortola (British Virgin Islands)
                             (known as the Seller)
                     represented by Mr. Hugo Wyss, director

                                      and

                          SECTOR COMMUNICATIONS, INC.
                                   Suite 250
                             7601 Lewinsville Road
                                McLean, VA 22102
                            (known as the Purchaser)
             represented by Mr. Theodore Georgelas, Chairman & CEO

The following contract has been agreed:

1) The Seller is in possession of 100% of the shares of IHC Inter Hotel Club AG, (the Company) actually Chamerstr. 52, CH 6300 Zug. He sells these shares to the Purchaser with all rights and liabilities.

2) The purchase price is set at CHF 15'000.-- (fifteen thousand)

3) The Purchaser transfers CHF 15'000 to the Bank account of the seller . (account Nr. PO-273,669.0 at Swiss Bank Corporation, Zurich by July 31, 1996.)

4) The Seller has already closed at his costs the company's Bank account and Post Office account.

5) The Seller is responsible for filing the tax declaration for 1996 for the Federal Tax Authorities, the Cantonal Tax Authorities of Zug and the Tax Authorities of the City of Zug by October 1996.

6) The seller has cleared with the Swiss Federal Register of Commerce the change of company's name to SECTOR COMMUNICATIONS AG (S.A., Ltd.). Upon signature of this purchase contract he will file immediately the new name with the federal and cantonal authorities. The costs therefore will be charged to the company.

Zug, June 20, 1996

The Seller:                                       The Purchaser:

/s/ Hugo Wyss                                     /s/ Theodore Georgelas
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